COMMITMENT INCREASE AGREEMENT

THIS COMMITMENT INCREASE AGREEMENT (this “Agreement”) dated as of December 7, 2022, is among EOS ENERGY ENTERPRISES, INC., a Delaware corporation (the “Borrower”), each subsidiary of the Borrower party hereto (each, a “Guarantor”), the Lenders (as defined below) party hereto and ACP POST OAK CREDIT I LLC, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and acting on behalf of the Lenders not party hereto pursuant to a consent delivered in accordance with Section 13.02(b) of the Credit Agreement (the “Lender Consent”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.

R E C I T A L S

1.The Borrower, the Administrative Agent and the lenders party thereto from time to time (collectively, the “Lenders”) are parties to the Senior Secured Term Loan Credit Agreement dated as of July 29, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
2.The Borrower, the Administrative Agent and the Lenders are parties to the Commitment Increase Agreement dated as of August 4, 2022, whereby the Borrower requested additional Commitments of $9,574,468.08.
3.The Borrower has requested pursuant to Section 2.06 of the Credit Agreement (i) additional Commitments of $5,319,148.94 (collectively, the “Incremental Commitments”), and each Lender has agreed to provide its Incremental Commitment in the aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Annex I hereto under the heading “Incremental Commitments” and (ii) that each Lender severally, but not jointly, make term loans denominated in dollars in the amount of such Lender’s Incremental Commitment (collectively, the “Incremental Loans”).
4.The Borrower and each Guarantor is a party to one or more Loan Documents, and each such party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Incremental Loans and Incremental Commitments.
    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Commitment Increase.
(a)Notwithstanding anything to the contrary in Section 2.06 of the Credit Agreement, compliance with which the Lenders hereby agree to waive solely for the purposes of this Agreement, effective as of the Effective Date (as defined below), (a) the Lenders agree to provide the Incremental Commitments and (b) each Lender severally, but not jointly, agrees to make an Incremental Loan to the Borrower in the amount of such Lender’s Incremental Commitment. Immediately following the incurrence of the Incremental Loans, the Incremental Loans shall automatically constitute “Loans” under the Credit Agreement for all purposes of the Credit Agreement and the other Loan Documents. Each Lender’s Incremental Commitment shall immediately terminate without further action upon the funding of such Lender’s Incremental Loan pursuant to this clause (a).
(b)The Borrower agrees that the proceeds of the Incremental Loans shall be used (i) to fund the Interest Escrow Account in an amount equal to the additional Interest Escrow Required Amount required based upon the principal amount of the Incremental Loan, (ii) to fund growth investments and for general corporate purposes in accordance with this Agreement, including corporate-level R&D investments, (iii) expansion of the Excluded Subsidiary’s manufacturing facility in the Turtle Creek, Pittsburgh area in Pennsylvania, and (iv) to pay the Transaction Costs, in each case in accordance with the funds flow memorandum delivered in connection with this Agreement.
(c)Each of the parties hereto waives the time periods for notices and acceptances required pursuant to Section 2.06 of the Credit Agreement.
(d)Each Lender agrees that (i) it has been advised of the details of the Incremental Loans and of the amount of such Lender’s Incremental Loan to be made on the Effective Date and (ii) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.
SECTION 2.    Effectiveness. This Agreement and the obligations of the Lenders to make Incremental Loans under the Incremental Commitments shall become effective on the date the following conditions are satisfied (or waived in accordance with Section 13.02 of the Credit Agreement) (the date on which such conditions are satisfied, the “Effective Date”):
(a)The Administrative Agent shall have received the duly executed and delivered Lender Consent, in form and substance satisfactory to the Administrative Agent;
(b)the Administrative Agent shall have received from the Borrower, each Guarantor and the Lenders party hereto counterparts of this Agreement signed on behalf of such party;
(c)the Administrative Agent and the Lenders shall have received all fees and amounts due and payable on or prior to the Effective Date pursuant to any separate letter agreements executed and delivered by the Borrower, including any upfront fees payable for the account of the Existing Lenders and, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to Section 13.03 of the Credit Agreement;
(d)(i) the Insurance Policy limit has increased since the Closing Date by at least the aggregate amount of the Incremental Commitments (less any agreed retention) and (ii) Liquidity shall not be less than the Interest Escrow Required Amount, calculated on a pro forma basis immediately after giving effect to each of (A) the establishment of the Incremental Commitments and (B) the incurrence of the Incremental Loans (using Liquidity calculated as of the date of such establishment and/or incurrence (as applicable) and immediately after giving effect thereto, and the Interest Escrow Required Amount equal to the aggregate amount of the four (4) immediately following interest payments owed on the Loans);
(e)the representations and warranties set forth in Section 3 of this Agreement shall be true and correct in all respects;
(f)(i) all resolutions of each Loan Party previously certified by any officer of such Loan Party in connection with the Closing Date shall be in full force and effect without any amendments, supplements or other modifications with respect thereto, (ii) all Organization Documents of each Loan Party previously certified by an officer of such Loan Party in connection with the Closing Date shall be in full force and effect and true and complete without any amendments, supplements or other modifications with respect thereto, and (iii) the officers of each Loan Party who are authorized to sign this Agreement and any other Loan Document to which such Loan Party is a party have not changed since an officer of such Loan Party previously certified to such officers in connection with the Closing Date; and

(g)the Administrative Agent shall have received a customary legal opinion from counsel to the Loan Parties, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent.
SECTION 3. Representations and Warranties. To induce the Administrative Agent and the Lenders to execute this Agreement, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a)the conditions set forth in Sections 2(d) and 2(f) of this Agreement have been satisfied;
(b)this Agreement and the transactions contemplated hereby are within each Loan Party’s corporate, limited partnership, limited liability company or other organizational powers, as applicable, and have been duly authorized by all necessary corporate, limited partnership, limited liability company or other organizational, as applicable, and, if required, shareholder, partner or member action, as applicable;
(c)this Agreement has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(d)neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby (i) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including holders of its Equity Interests or any class of directors or managers, whether interested or disinterested, of any Loan Party or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby, except such as have been obtained or made and are in full force and effect, (ii) will violate (1) any applicable law or regulation or (2) any Organizational Document of any Loan Party or any Subsidiary of any Loan Party or any order of any Governmental Authority, (iii) will violate or constitute a default under or result in any breach of any material indenture, agreement or other instrument binding upon any Loan Party or any Subsidiary of any Loan Party or any of their respective Properties, or give rise to a right thereunder to require any payment to be made by such Loan Party or such Subsidiary or (iv) will result in the creation or imposition of any Lien on any Collateral or any other Property of any Loan Party or any Subsidiary of any Loan Party (other than the Liens created by the Loan Documents);
(e)after giving effect to this Agreement and the transactions contemplated hereby, the Loan Parties, taken as a whole, are Solvent;
(f)after giving effect to this Agreement, each of the representations and warranties of each Loan Party that have no materiality or Material Adverse Effect qualification in the Loan Documents are true and correct in all material respects and the representations and warranties of each Loan Party that have a materiality or Material Adverse Effect qualification in the Loan Documents are true and correct in all respects, in each case with the same effect as though made on and as of the date hereof or, to the extent such representations and warranties expressly relate to an earlier date, as of such earlier date; and
(g)both before and after giving effect to this Agreement, no Default or Event of Default exists.
SECTION 4. Reaffirmation. By executing and delivering a counterpart hereof, (a) each Guarantor hereby agrees that, as of the Effective Date and after giving effect to this

Agreement and the transactions contemplated hereby, all Obligations of the Borrower that constitute Guarantor Obligations (as defined in the Guarantee and Collateral Agreement) shall be guaranteed pursuant to the Guaranty and Collateral Agreement in accordance with the terms and provisions thereof and each Loan Party hereby agrees that, as of the Effective Date and after giving effect to this Agreement and the transactions contemplated hereby, all Secured Obligations (as defined in the Guarantee and Collateral Agreement) of such Loan Party shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof, (b) each Loan Party hereby (i) agrees that, notwithstanding the effectiveness of this Agreement, as of the Effective Date and after giving effect hereto, the Loan Documents continue to be in full force and effect, (ii) agrees that, as of the Effective Date and after giving effect to this Agreement and the transactions contemplated hereby, all of the Liens and security interests created and arising under each Security Document remain in full force and effect on a continuous basis with the priority required pursuant to the Loan Documents, and (iii) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Agreement and the transactions contemplated hereby, and (c) each Guarantor agrees that nothing in the Credit Agreement, this Agreement or any other Loan Document that did not require the consent of such Guarantor to any amendment prior to this Agreement shall now be deemed to require the consent of such Guarantor to any future modification to the Credit Agreement.
SECTION 5. Miscellaneous.
(a)The Borrower and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document.
(b)This Agreement shall not constitute an amendment of any provision of the Credit Agreement and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower or the other Loan Parties that would require a waiver or consent of the Lenders or the Administrative Agent. The provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect.
(c)This Agreement, the other Loan Documents and any separate letter agreements executed and delivered by the Borrower with respect to fees payable to the Administrative Agent or any Lender constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof.
(d)All communications and notices hereunder shall be in writing and given as provided in Section 13.01 of the Credit Agreement.
(e)THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401 AND SECTION 5-1402). Section 13.09 of the Credit Agreement is hereby incorporated, mutatis mutandis, as if set forth herein.
(f)This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

BORROWER:
EOS ENERGY ENTERPRISES, INC.
By: /s/ Randall Gonzales
Name: Randall Gonzales
Title: Chief Financial Officer

GUARANTORS:
EOS ENERGY ENTERPRISES INTERMEDIATE HOLDINGS, LLC
By: /s/ Randall Gonzales
Name: Randall Gonzales
Title: Chief Financial Officer

EOS ENERGY STORAGE LLC
By: /s/ Randall Gonzales
Name: Randall Gonzales
Title: Chief Financial Officer

EOS SERVICES LLC
By: /s/ Randall Gonzales
Name: Randall Gonzales
Title: Chief Financial Officer

EOS ENERGY TECHNOLOGY HOLDINGS, LLC
By: /s/ Francis Richey
Name: Francis Richey
Title: President

Signature Page to Commitment Increase Agreement

GUARANTORS CONT’D:

EOS INGENUITY LAB, LLC
By: /s/ Francis Richey
Name: Francis Richey
Title: President

EOS ENTERPRISE HOLDINGS, LLC
By: /s/ Francis Richey
Name: Francis Richey
Title: President

Signature Page to Commitment Increase Agreement

ADMINISTRATIVE AGENT:	ACP POST OAK CREDIT I LLC
as Administrative Agent

By: /s/ Matthew E. Laterza
Name: Matthew E. Laterza
Title: Chief Operating Officer

Signature Page to Commitment Increase Agreement

LENDER:	ACP POST OAK CREDIT I LLC, as a Lender

By: /s/ Matthew E. Laterza
Name: Matthew E. Laterza
Title: Chief Operating Officer

Signature Page to Commitment Increase Agreement

ANNEX I

INCREMENTAL COMMITMENTS

Name of Lender	Commitment	Applicable Percentage
ACP POST OAK CREDIT I LLC	$5,319,148.94	100.00%
TOTAL	$5,319,148.94	100.00%

Annex I to Commitment Increase Agreement